AEMETIS

Aemetis, Inc. (NASDAQ: AMTX)

Leading the Production of Below Zero Carbon Intensity Renewable Natural Gas and Renewable Fuels For Airplanes, Trucks, Cars and Electric Vehicles

March 24, 2023 – Advanced Biofuels Leadership Conf (Wash DC) - Eric McAfee, Chairman/CEO

Disclaimer

This presentation contains forward-looking statements, including statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts. Forward-looking statements in this presentation include, without limitation, statements with relating to our five-year growth plan, future growth in revenue, net income and adjusted EBITDA, the market size for our products, expansion into new markets, our ability to commercialize and scale licensed patented technology, the ability to maximize the benefits of capital expenditures, the ability to obtain sufficiently low Carbon Intensity scores to achieve below zero carbon intensity transportation fuels, the ability to maximize integrated value chains while minimizing technology and execution risk, the development of the Aemetis Biogas Central California Dairy Project, the development of the Aemetis Carbon Zero 1 plant at the Riverbank site, the upgrades to the Aemetis Keyes ethanol plant, the development of our India biodiesel segment, the development of our carbon capture and sequestration projects, and the ability to access the funding and tax credits required to execute on project construction and operations. Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "showing signs," "targets," "will likely result," "will continue," "enable" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties. Actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to certain factors, including, without limitation, competition in the ethanol, biodiesel and other industries in which we operate, commodity market risks including those that may result from current weather conditions, financial market risks, customer adoption, counter-party risks, risks associated with changes to federal policy or regulation, and other risks detailed in our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2021, and in our subsequent filings with the SEC. We are not obligated, and do not intend, to update any of these forward-looking statements at any time unless an update is required by applicable securities laws.

Non-GAAP Financial Information

We have provided non-GAAP measures as a supplement to financial results based on GAAP because management believes these non-GAAP measures serve as a proxy for the Company's source or use of cash during the periods presented.. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is included in the accompanying supplemental data. Adjusted EBITDA is defined as net income/(loss) plus (to the extent deducted in calculating such net income) interest expense, loss on extinguishment, income tax expense, intangible and other amortization expense, accretion expense, depreciation expense, and share-based compensation expense.

Adjusted EBITDA is not calculated in accordance with GAAP and should not be considered as an alternative to net income/(loss), operating income or any other performance measures derived in accordance with GAAP or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is a useful performance measure that is widely used within the industry in which we operate and serves as a proxy for the Company's source or use of cash during the periods presented. In addition, management uses Adjusted EBITDA for reviewing financial results and for budgeting and planning purposes. Adjusted EBITDA measures are not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison.

Third Generation Technology to Reverse Climate Change

1st Generation Renewable Energy = Use the Sun's energy

Solar, Wind, Hydro and Nuclear do not absorb carbon from the atmosphere. These energy sources are slowing the rate of heating the Earth as coal and natural gas plants continue to operate globally.

2nd Generation Renewable Energy = Use the Sun's Energy and Absorb CO2

Renewable fuels use large scale agriculture to absorb sunlight and CO2 in photosynthesis, including renewable diesel, ethanol, biodiesel, and jet fuel. The renewable CO2 is emitted during production.

3rd Generation Renewable Energy = Use Sun's Energy, Absorb and Sequester CO2

Using renewable fuels for Carbon Capture & Sequestration (CCS) siphons carbon from the atmosphere into crops which are converted into renewable fuels, then the solar energy is released as transportation energy while the CO2 from biofuels production is injected underground.

3rd Generation Renewable Energy maximizes California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), Blenders Tax Credit (BTC), and IRA tax credit values.

These regulations are an objective measure of the positive impact of each project on reversing Climate Change.

Aemetis Circular Bioeconomy

Integrated value chain supports growth while minimizing technology and execution risk



India Refined Tallow
India Biodiesel/RD
Animal Feed
Dairy Farms
Renewable Oils
Waste Wood
Producing cellulosic hydrogen
Hydropower
1 Aemetis Biogas
2 Keyes Ethanol Plant
Cellulosic Sugar From Wood Waste
3 Riverbank Renewable Jet and Diesel Plant
Powers the Keyes Plant
Renewable Natural Gas
Low-Carbon Ethanol
CO2 captured and stored underground
Sustainable Aviation Fuel and Renewable Diesel
Fueling Stations
Natural Gas Pipeline
Transportation
Aviation and Trucking

Aemetis Leverages Existing Plants, Infrastructure, and Relationships to Expand its Low-Carbon Biofuel Business

1 Aemetis Biogas

Dairy cows consume the animal feed from the Aemetis plant, producing manure, which naturally creates methane. Aemetis dairy digesters capture this methane and pipe the gas to the Aemetis plant for further clean-up and conversion into renewable natural gas. By avoiding the release of methane into the atmosphere, this carbon negative gas is used as transportation fuel, further reducing the consumption of petroleum..

2 Keyes Ethanol Plant

The Keyes facility produces about 65 million gallons a year of ethanol, animal feed, and distillers corn oil.

The animal feed produced here feeds local dairy cows.

3 Riverbank Renewable Jet & Diesel Facility

Renewable oils and orchard wood waste, is used as a feedstock for the production of renewable jet and diesel fuel using zero carbon hydroelectric power.

Aemetis Expansion Plan Projections

	2023	2024	2025	2026	2027
Total Dairy Renewable WCE	27,116	57,378	86,607	108,751	127,942
dRNG Production Volume (MMBtu/Year)	301,923	660,050	1,011,051	1,287,615	1,524,208
dRNG Sales Volume (MMBtu/Year)	22,184	586,629	1,017,651	1,378,167	1,567,927
India Biodiesel (Gallons/Year)	26,945,633	37,248,375	54,419,612	73,968,405	84,535,320
SAF Jet / Renewable Diesel (Gallons/Year)			42,697,200	84,698,250	84,698,250
Carbon Capture & Sequestration (Metric Tons)			125,000	500,000	1,400,000



Aemetis Expansion Capital Expenditures Projection by Project
($ in Millions)
California ethanol capex
Carbon capture & sequestion capex
Renewable Diesel / SAF capex
India biodiesel capex
Biogas capex
500.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
$214M
$420M
$244 M
$36M
$7M
2023
2024
2025
2026
2027

1. Capital expenditures are net of approximately $67 million of expected grant funding.
2. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Aemetis Projected CAPEX and Monetizable Tax Credits

Capital Expenditures (in millions)	2023	2024	2025	2026	2027
California Ethanol	7.2	-	-	-	-
India Biodiesel & Glycerin	10.0	13.0	-	-	-
Dairy Renewable Natural Gas	74.3	52.4	37.2	36.1	6.6
Renewable Diesel/Sustainable Aviation Fuel	95.2	260.2	99.6	-	-
Carbon Capture & Sequestration	27.3	94.0	107.4	-	-
Total Capital Expenditures	**$ 214.0**	**$ 419.7**	**$ 244.2**	**$ 36.1**	**$ 6.6**

IRA Tax Credits (in millions)	2023	2024	2025	2026	2027
California Ethanol	4.6	5.6	6.4	6.4	6.4
India Biodiesel & Glycerin	-	-	-	-	-
Dairy Renewable Natural Gas	37.7	18.7	98.2	123.3	132.1
Renewable Diesel/Sustainable Aviation Fuel	-	-	48.3	95.7	95.7
Carbon Capture & Sequestration	-	-	2.4	38.3	107.1
Corporate	-	-	-	-	-
Total IRA Tax Credit	**$ 42.3**	**$ 24.3**	**$ 155.3**	**$ 263.7**	**$ 341.4**

1. Capital expenditures are net of approximately $67 million of awarded grant funding.
2. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Aemetis Projected Revenue Growth by Business Unit


Revenue by Business Unit
43% CAGR REVENUES
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
$342M
$492M
$1,086M
$1,694M
$2,017M
2023
2024
2025
2026
2027
California Ethanol & Animal Feed
India Biodiesel & Glycerin
Dairy Renewable Natural Gas
Renewable Diesel/Sustainable Aviation Fuel
Carbon Capture & Sequestration

1. **The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.**

Aemetis Projected EBITDA Growth by Business Unit


EBITDA by Business Unit
77% CAGR EBITDA
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
$39M
$118M
$364M
$551M
$682M
2023
2024
2025
2026
2027
California Ethanol & Animal Feed
India Biodiesel & Glycerin
Dairy Renewable Natural Gas
Renewable Diesel/Sustainable Aviation Fuel
Carbon Capture & Sequestration
Corporate

1. **The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.**

Plan for Revenue and Earnings Growth: California Ethanol Plant





Ethanol Plant Upgrades	
Solar Array with Battery Storage (2022)	Zero carbon electricity
Mechanical Vapor Recompression to reduce Natural Gas by 60% (2023)	Natgas -> Electric

To Reduce Carbon Intensity
ZEBREX™ Mitsubishi ceramic membrane dehydration system reduces petro natural gas use by 20% and replaces with electricity
High efficiency heat exchangers reduce natgas use (2021)

- 80%+ reduction in petroleum natural gas costs
- Lower carbon intensity under LCFS generates higher value biofuel

Aemetis Biogas LLC – Dairy RNG Project Overview


PG&E Utility Interconnection and
Biogas-to-RNG Facility operating
40 mile Biogas Pipeline operating
6 Dairy Digesters operating
37+ Dairies signed

Represents Signed Dairies

Represents LOI's

Green Represents Future Opportunities

30 Dairies Signed with 35 Year Leases or LOI's

- Anaerobic Digesters Capture Dairy Methane Gas; Pretreatment Units Remove Hydrogen Sulfide (H2S) Prior to Biogas Pipeline Injection
  6 In Service Q1 2023
- 40 Mile Biogas Pressurized Pipeline to Ethanol Plant for Gas Cleanup
  In Service Q1 2023
- Biogas-to-RNG Plant Produces Utility Quality Gas at Aemetis ethanol plant site
  In Service Q1 2023
- PG&E Gas Pipeline Interconnection Located at Aemetis Ethanol Plant
  In Service Q1 2023
- RNG Fueling Station being built at ethanol plant

Dairy Digester Biogas-to-RNG Process


WATER REUSED FOR FLUSH / IRRIGATION
WW STORAGE POND
FLUSH LANES
MANURE SCREEN SEPARATOR
SAND LANE
EFFLUENT RETURNED TO DAIRY
BIOGAS UPGRADING FACILTY / UTILITY INTERCONNECTION
BIOGAS PRETREATMENT SKID
LAGOON DIGESTER

Aemetis Biogas-to-RNG Plant and PG&E Gas Pipeline Interconnect



Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project

Dairy RNG Project Funding Plan

- Automatically-redeemed preferred equity for $30 million (funded under 2019 financing)
- $23 million of California grants awarded for digesters, gas cleanup and interconnect to utility pipeline
- Grant for RNG dispensing station at Keyes plant
- USDA $25 million long term debt under Renewable Energy for America Program (REAP) (Funded)
- USDA $175 million long term debt under Renewable Energy for America Program (REAP)(in 2022-24)



Riverbank, California Site

- Acquisition agreement for the 125-acre Riverbank Industrial Complex site was signed by Aemetis in December 2021
- Former U.S. Army Ammunition Plant
- 125 acres of industrial and commercial land
- 710,000 s.f. of existing buildings
- Onsite railroad with 120 railcar storage
- 100% low carbon hydroelectric power with onsite 20 megawatt substation
- Environmental Impact Report (EIR) completed


RIVERBANK


Landfill
Waste Salt Disposal Pit
Storage Tank Area
WTP
Oakdale Irrigation Canal
Effluent Fields
Sanitary Sludge Beds
Sludge Beds
Production Area
Approximate Grazing Area
NW Storm Reservoir
Hetch Hetchy Aqueduct
Approximate Base Boundary
CLAUSE RD

Sustainable Aviation Fuel and RD Plant - Riverbank, California Site


PLANT NORTH
TRUE NORTH
SWITCHYARD
EMERGENCY GENERATOR
ELECTRICAL SUBSTATION AND TRANSFORMERS
NW 1/4 SECTION 31
PERIMETER FENCE
DETENTION POND
WASTEWATER TREATMENT PLANT
THERMAL OXIDIZER
COOLING TOWER
DIESEL FIREWATER PUMP
HYDROFLEX UNIT
FRACTIONATOR CHARGE HEATER
START-UP HEATER
PRETREATMENT UNIT
FEEDSTOCK TANKS
PRODUCT TANKS
EXISTING DETENTION PONDS
MONITORING WELL EXISTING (TYP.)
UTILITY POLES (TYP.)
NOTE: RED INDICATES EMISSION SOURCES.
SECURITY BLDG
SECURITY GATE (TYP. AT ALL ENTRANCES/EXITS)
PWR POLES (EXIST)
TRUCK LOADING/UNLOADING
EXTRACTION WELL EXISTING (TYP.)
WAREHOUSE/MAINTENANCE FACILITY (EXISTING BLDG.)
CONTROL ROOM/LAB
PERSONNEL GATE
TRUCK SCALE (TYP.)
ADMINISTRATION (EXISTING BLDG.)
SW 1/4 SECTION 31
CLAUS ROAD

“Carbon Zero” Renewable Jet/Diesel Plants with Carbon Sequestration

Feedstock	HydroFlex™	Renewable Fuels

Non-Edible Oils (<35CI Score)
- *Distillers Corn Oil*
- *Tallow*
- *Camelina/Carinata*



Proven Renewable Technology
- Hydroprocessing
- Paraffin Isomerization
- Hydrocracking



Renewable SAF

Renewable Diesel

Renewable Propane

Renewable Naphtha

Excess

Renewable Naphtha





Gasification
- *Syngas to Hydrogen Plant*



Renewable Hydrogen Production

Carbon Sequestration

Aemetis Carbon Capture and Sequestration Projects in California

- Formerly an inland ocean now known as the Central Valley of California
  - Light green area shows shale geological storage containing saline water for CCS
  - Shale caprock layer at approximately 7,000 ft depth and basement layer below CO2 storage formation
- Few CCS projects in active development in California due to lack of CO2 pipelines and distance from sources of CO2 and CCS sites
- Aemetis plans to sequester a combined two million metric tonnes of CO2 per year at two sites located nearby our biofuels plants
  - 400,000 MT per year from biogas and biofuels plant operations
  - 1.6 million MT per year of carbon sequestration using CO2 supplied by renewable fuels plants and oil refineries
- Two million planned MT/CO2 per year = $570 million annual revenues at $200 LCFS + $85 IRA 45Q[1]
- Trucking using Aemetis RNG lowers carbon intensity and significantly reduces costs

Chapter 3: The CCS Opportunity in California

FIGURE 3-12
CCS PROJECT DEVELOPMENT OPPORTUNITIES



Emissions source
Notional CO_2 pipeline route following existing pipeline right-of-ways
Potential geologic storage (after applying stage 1 and stage 2 criteria)
Aemetis Carbon Zero Jet/Diesel Plant
Aemetis Advanced Fuels Ethanol Plant
San Francisco Bay Area Hub
South Bay gathering system
Salinas gathering system
Los Angeles Hub
Desert gathering system
Salton Sea gathering systems

Map illustrates potential project development opportunities that together abate 59 $MtCO_2$/yr. Pipeline routings are "notional" and follow existing pipeline right-of-ways. Sink locations are not intended to be exact locations for geologic storage. *Source: Energy Futures Initiative and Stanford University, 2020.*

Stanford | Precourt Institute for Energy | Stanford EARTH | Stanford Center for Carbon Storage

62

1. The information on this slide constitutes forward-looking statements. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.

Riverbank CO2 Unloading, Compression and Sequestration Site



- Gaseous CO2 from SAF/RD plant (gas, 200KTY)
- Liquid CO2 using RNG trucks sourced from other producers (800KTY)
- Rail and Truck CO2 Unloading Facilities
- CO2 Injection and Observation wells on-site
- Control Room onsite

Saline Storage Formations

Northern California

Carbon capture and storage is an essential tool for achieving midcentury climate goals, maintaining the competitiveness of US industry, and protecting and creating high-wage jobs. Carbon capture is crucial in decarbonizing key carbon-intensive industries where CO_2 emissions are inherent to the chemistry of production processes and cannot be eliminated solely by switching to low-carbon electricity. The US has capacity to safely and permanently store thousands of years of carbon emissions in geologic saline formations.



Carbon Capture and Storage



San Francisco
San Jose

45Q-eligible facilities

The Section 45Q tax credit lowers cost barriers to carbon capture and storage. Among the 17 industrial and power facilities in the Northern California hub that meet emissions thresholds for Section 45Q eligibility, ten have been identified as near- to medium-term candidates for capture retrofit over the next 10 to 15 years.

45Q-eligible facilities by industry

- Cement & lime
- Ethanol
- Gas power
- Gas processing
- Refineries
- Near- to medium-term
- Additional emitting facility



CO_2 storage opportunities

Northern California has potential to act as a carbon storage destination for capture facilities and carbon removal. The state of California has potential to store 148 billion metric tons of CO_2 in secure geologic saline formations, and also has extensive capacity for carbon storage in geologic fossil basins.

Geologic storage opportunity

- Assessed low-cost saline storage
- Saline CO_2 storage formation
- Fossil CO_2 storage formation
- + Existing petroleum production site

Carbon capture opportunities



15
10
5
45Q-eligible
Near- to medium-term
Refineries
Gas power plants
Gas processing
Cement & lime
Ethanol

- Industrial and power facilities emit **29.6 Mt CO_2e per year**
- **45Q-eligible** facilities emit **24.5 Mt CO_2e per year**
- **5.8 Mt CO_2 per year** are **capturable** in the **near- to medium-term**

Fossil storage formations
by CO_2 storage capacity



500
1000
Rio Vista Gas 783
Wilmington 614
Huntington Beach 355
Long Beach 308
Wilmington 238
Sana Fe Springs 116
Dominguez 67
Brea-Olinda 62
River Island Gas 53
Torrance 52
Million metric tons

Saline storage formations
by CO_2 storage capacity



100
200
Central Valley 199
Ventura Basin 22
Los Angeles Basin 22
Salinas Basin 10
Cuyama Basin 5.1
La Honda Basin 2.2
Orinda Basin 0.44
Livermore Basin 0.28
Billion metric tons

Proximity to Other CO2 Sources

- The Aemetis CO2 Storage sites are located 90 miles directly east of 5 major oil refineries in the San Francisco Bay Area
- Each SF Bay Area refinery emits approximately 800,0000 to 2,000,000 MT of CO2 per year
- Total of ~ 5,000,000 MT of CO2 capture and storage needed for Bay Area oil refineries

Source of industrial emissions by sector



Million metric tons carbon dioxide equivalent
50
100
150
200
250
Ammonia
Cement & lime
Chemicals
Ethanol
Gas processing
Metals, minerals & other
Petrochemicals
Pulp & paper
Refineries
Steel & steel products
Stationary fuel combustion
Process emissions
Other

Figure authored by GPI based on EPA GHGRP 2019 data (as of August 7, 2021).

Near- and medium-term carbon capture jobs potential, 2021-2035



Investment potential
JOBS
1,000
2,000
3,000
4,000
Capture potential (Mt CO_2)
Industry
Refineries
$11,140 million
Cement
$13,600 million
Steel
$8,260 million
Hydrogen
$5,265 million
Ethanol
$3,886 million
Petrochemicals
$700 million
Ammonia
$590 million
Gas processing
$442 million
42
61
27
34
49
2
12
5
Project Jobs
Operations Jobs

Images provide by GPI based on Source: King, Herndon, Larsen, and Hiltbrand, *The Economic Benefits of Carbon Capture*

Aemetis Carbon Capture & Sequestration Project Leaders

Baker Hughes: Underground Engineering and Well Drilling

- Leading natural gas and crude oil drilling company
- $20 billion market value
- Operates in 120+ countries
- CCUS Technology Solutions include:
    - Pre-FEED and FEED consultation and project design
    - Capture and purification
    - Injection Well design and construction for storage
    - Micro-seismic expertise

ATSI: Carbon Sequestration Project Manager, Engineering and EPC

- For more than 40 years, ATSI has provided world-class Front-End Engineering Design (FEED/FEL), project management, EPC and commissioning services
- Major projects completed at more than 60 oil refineries, including commissioning of $10 billion oil refinery
- Completed 138 commercial projects in 21 different states

50 mgy Biodiesel/Glycerin/Tallow Refining Plant in Kakinada, India






BIODIESEL



Significant tax penalty for diesel not containing biodiesel was adopted by India government to become effective April 2023. Refined tallow production plant already built to supply to U.S. renewable diesel plants and to the Aemetis California SAF/RD plant.

Opportunities for Growth of Renewable Fuels

- **Need IRS guidance for IRA tax credit transfer process (legislation passed in Aug 2022)**
  - Projects transfer tax credits to non-profits, tribes and municipalities to generate Direct Pay refunds?
  - Quarterly estimated income tax payments, so why annual Direct Pay refunds for CO2, Hydrogen and non-profits?
- **EPA mandates under RFS for biofuels blending need to expand markets**
  - Proposed Cellulosic D3 RIN mandate is below actual expected RNG production
  - Proposed Ethanol D6 RIN 15 bgy mandated volume will not be achieved due to excess RD/SAF RIN's
    - Renewable diesel and biodiesel RINs can be used to replace ethanol D6 RIN's
    - Proposed D4 and D5 RIN mandates are below existing RD and BD production capacity
- **California Low Carbon Fuel Standard credits are lagging actual carbon reduction**
  - LCFS credit prices fell from $218 in August 2020 to $68 in March 2023 (70% decline)
  - 2024 update of the LCFS mandate needs to provide 20 years of visibility and growth to fund large projects
  - Biogas and ethanol are two of the largest sources of LCFS credits – changing policy after investments have been made punishes lenders and equity investors that are needed to achieve LCFS program goals
- **DOE and USDA loan and grant programs have exciting potential, but slow down projects**
  - Communication between DOE/USDA, banks and projects needs to be open and frequent
  - Accountability to program requirements to avoid needless delays and to standardize the process

AEMETIS

Aemetis, Inc. (NASDAQ: AMTX)

Eric McAfee, Chairman/CEO
eric.mcafee@aemetis.com